EXHIBIT 10.28


                                    AMENDMENT

         THIS AMENDMENT (this "Amendment") is executed to be effective as of December 31, 1997 (the "Effective Date") among ALTA SUBORDINATED DEBT PARTNERS III, L.P., BANCBOSTON INVESTMENTS INC., GRANT M. WILSON, SYNCOM CAPITAL CORPORATION, ALLIANCE ENTERPRISE CORPORATION, ALFRED C. LIGGINS, III, as successor in interest to Greater Philadelphia Venture Capital Corporation, Inc., OPPORTUNITY CAPITAL CORPORATION, CAPITAL DIMENSIONS VENTURE FUND, INC., TSG VENTURES L.P. and FULCRUM VENTURE CAPITAL CORPORATION (collectively, the "Investors"), RADIO ONE, INC. (the "Company") and RADIO ONE LICENSES, INC., a subsidiary of the Company, and ALFRED C. LIGGINS, CATHERINE L. HUGHES and JERRY
A. MOORE III (the "Management Stockholders"), with reference to that certain Preferred Stockholders' Agreement (as amended, supplemented and otherwise modified from time to time, the "Agreement") entered into as of May 14, 1997 by and among the Investors, the Company, and the Management Shareholders. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

                                R E C I T A L S:

         WHEREAS,   the  Agreement  imposes  certain  affirmative  and  negative covenants on the Company;

         WHEREAS, the Company seeks to amend several covenants of the Agreement for calendar year 1997;

         WHEREAS, after reviewing certain information provided by the Company the Investors are willing to amend the Agreement to provide for modifications to the covenants subject to performance and observance in full of each of the covenants, conditions and other terms set forth below.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

         SECTION 1.        AMENDMENTS TO AGREEMENT

         Subject to the terms and conditions set forth herein, and in reliance upon the representations of the Company herein contained, the Agreement is hereby amended as follows:

                  (a) Section 4.2 of the Agreement is hereby amended by substituting the number "$2,155,000" - for the number "$1,800,000".

                  (b) Section 5.2 of the Agreement is hereby amended to delete the section in its entirety and substitute the following:


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
                           "Except for fiscal  year 1998,  not later than thirty
                  (30) days after the beginning of each fiscal year, senior management will prepare and submit to the Board of Directors of the Company, with a copy to each of the Investors, (a) a monthly budget for such fiscal year of the Company, with together with management's written discussion and analysis of such budget and (b) five (5) year projections in similar form to the projections delivered to each of the Investors prior to the date hereof. The Company shall review its budget periodically and shall advise the Investors of all material changes therein and all material deviations therefrom."

                  (c) Section 6.4 of the Agreement is hereby amended to delete subsection (c) in its entirety and substitute the following:

                           "(c) make any advance,  loan,  extension of credit or
                  capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any Person (including without limitation any employees (except loans to employees in the aggregate outstanding principal amount of $50,000 at any one time) or Affiliates of the Company, except that an amount not to exceed $155,000 related to management fees and reimbursable expenses may be accrued from Radio One of Atlanta, Inc., during fiscal year 1997 provided that such amount is paid to the Company by Radio One of Atlanta, Inc., within sixty (60) days of the end of the fiscal year) or entity, except for (i) capital expenditures as and to the extent specifically permitted hereunder, (ii) cash and cash equivalents, (iii) Permitted Investments (as defined in the Indenture) and (iv) intercompany Indebtedness,"

                  (d)  Appendix  A  of  the  Agreement  is  hereby   amended  to
substitute the phrase "$1.760 million" for the phrase "$1.3 million".

         SECTION 2.        REPRESENTATIONS AND WARRANTIES.

         In order to induce the Investors to enter into this Amendment, Company represents and warrants to the Investors that the representations and warranties contained in Section 2 of the Agreement are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of such date, except for changes that were consented to in writing by the Investors.

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
         SECTION 3.        MISCELLANEOUS

         (a) RATIFICATION AND CONFIRMATION OF AGREEMENT. Except as specifically amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed, and the execution, delivery and performance of this Amendment shall not, except as expressly provided herein, operate as an amendment of any provision of the Agreement or as a waiver of any right, power or remedy of the Investors under the Agreement. Without limiting the generality of the foregoing, the amendments set forth in Section 1 above shall be limited precisely as set forth above, and nothing in this Amendment shall be deemed (i) to constitute a waiver of compliance by the Company with respect to any other provision or condition of the Agreement or (ii) to prejudice any right or remedy that the Investors may now have or may have in the future under or in connection with the Agreement.

         (b) HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         (c) APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         (d) COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


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
         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              RADIO ONE, INC.

                              By:
                                  ----------------------------------------------
                                   Name:
                                   Title:


                              RADIO ONE LICENSES, INC.

                              By:
                                  ----------------------------------------------
                                   Name:
                                   Title:


                              ALTA SUBORDINATED DEBT PARTNERS III, L.P.

                                   By:   Alta Subordinated Debt Management III,
                                         L.P., its General Partner

                               By:
                                  ----------------------------------------------
                                  Name:  Brian W. McNeill
                                  Title:    General Partner


                              BANCBOSTON INVESTMENTS INC.


                              By:
                                 -----------------------------------------------
                                 Name:  Lars A. Swanson
                                 Title: Assistant Vice President

                                 -----------------------------------------------
                                         Grant  M. Wilson, individually


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
                              SYNCOM CAPITAL CORPORATION

                              By:
                                  ----------------------------------------------
                                   Name:
                                   Title:


                             ALLIANCE  ENTERPRISE CORPORATION

                              By:
                                  ----------------------------------------------
                                   Name:
                                   Title:


                            ALFRED C. LIGGINS, III


                              By:
                                  ----------------------------------------------
                                  Name:  Alfred C. Liggins, III
                                  Title: Individual



                            OPPORTUNITY CAPITAL CORPORATION

                              By:
                                  ----------------------------------------------
                                   Name:
                                   Title:


                            CAPITAL DIMENSIONS VENTURE FUND, INC.

                              By:
                                  ----------------------------------------------
                                   Name:
                                   Title:



                            TSG VENTURES L.P.
                              By:
                                  ----------------------------------------------
                                   Name:
                                   Title:



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

                            FULCRUM VENTURE CAPITAL CORPORATION

                              By:
                                  ------------------------------------------
                                   Name:
                                   Title:



                            MANAGEMENT STOCKHOLDERS


                            ----------------------------------------------------
                                      Alfred C. Liggins, individually


                            ----------------------------------------------------
                                      Catherine L. Hughes, individually


                            ----------------------------------------------------
                                       Jerry A. Moore III, individually







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